UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
FORM 8-K
______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 20, 2021
(Date of earliest event reported)
Asure Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3700 N. Capital of Texas Hwy, Suite 350, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	Nasdaq Capital Market
Series A Junior Participating Preferred Share Purchase Rights	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐.
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2021, we held our 2021 Annual Meeting of Stockholders, at which stockholders voted on proposals to (i) elect the seven directors listed below, each to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; (ii) ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021; and, (iii) approve, on a non-binding advisory basis, the compensation of our named executive officers. There were 15,963,241 shares of common stock represented either in person or by proxy at the meeting.

The final voting results for each of these proposals are as follows:

Election of Directors (Item 1): The stockholders elected the following individuals as directors of the Company with the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Allen	13,589,477	103,683	2,270,081
W. Carl Drew	13,623,595	69,565	2,270,081
Daniel Gill	13,623,115	70,045	2,270,081
Patrick Goepel	13,503,591	189,569	2,270,081
Grace Lee	13,577,158	116,002	2,270,081
Bradford Oberwager	13,571,605	121,555	2,270,081
Bjorn Reynolds	11,306,619	2,386,541	2,270,081

Ratification of the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021 (Item 2): The stockholders ratified the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2021. The proposal was supported by 99.85% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,939,322	5,583	18,336	0

Approval, on a non-binding advisory basis, of the compensation of our named executive officers (Item 3): On an advisory basis, the stockholders approved the compensation of the Company’s named executive officers. The proposal was supported by 74.46% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,197,035	2,530,359	965,766	2,270,081

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: May 20, 2021	By:	/s/ John Pence
John Pence, Chief Financial Officer
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